SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 11 – SUBSEQUENT EVENTS

In July 2015, we completed a private placement of our securities in which we sold 3,591,278 units, at an offering price of $0.70 per unit, consisting of (i) one share of common stock, (ii) one Series D common stock purchase warrant, and (iii) one Series E common stock purchase warrant, resulting in net proceeds to us of approximately $2.2 million after deducting placement agent fees and expenses of approximately $214,000 and other offering expenses of approximately $39,000, including the reimbursement of placement agent’s counsel of $35,000. The placement agent also received common stock purchase warrants to purchase such number of shares equal to 8% of the shares sold in the offering to investors, or 287,303 placement agent warrants with substantially the same terms as the Series D warrants.

The Series D warrants have an exercise price of $0.80 per share, are immediately exercisable and separately transferable from the common shares and expire on the five year anniversary of the date of issuance. The Series E warrants have an exercise price of $0.70 per share, are immediately exercisable and separately transferable from the common shares and expire on the eighteenth month anniversary of the date of issuance. The units are not certificated.

NOTE 13 – SUBSEQUENT EVENTS

In February and March 2015, certain holders of the Company’s Series B warrants exercised their warrants to purchase an aggregate of 337,169 shares of our common stock at an exercise price of $0.85 per share, resulting in gross proceeds to the Company of approximately $0.3 million.

In March 2015, we entered into a consulting agreement and issued an aggregate of 30,000 shares of our common stock, valued at approximately $27,000, as compensation.